2024 First Quarter Earnings Conference Call April 29, 2024

Forward Looking Statements & Additional Disclosures This presentation contains statements regarding future events or the future financial performance of Hope Bancorp, Inc. (“Company”) and its proposed merger with Territorial Bancorp Inc. (“Territorial”) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, low-cost core deposit base, diversification of the loan portfolio, expansion of market share, percentage earnings per share growth, capital to support growth, and statements about the proposed transaction being immediately accretive. Additionally, the forward-looking statements also relate to, among other things, expectations regarding the business and economic environment in which we operate, projections of future performance and financial outlook, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision and statements regarding our strategic reorganization. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “targets,” or similar expressions. With respect to any such forward-looking statements, the Company and Territorial each claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. Upon completion of the merger, the combined company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of the shareholders of Territorial, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed merger will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating the Company and Territorial and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected; and required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth. Other risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. Additional Information and Where to Find It In connection with the proposed merger, Hope Bancorp, Inc. will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a Proxy Statement of Territorial Bancorp Inc., that also constitutes a prospectus of Hope Bancorp, Inc. Territorial Bancorp shareholders are encouraged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger. Territorial Bancorp shareholders will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Hope Bancorp and Territorial Bancorp at the SEC’s Internet site (www.sec.gov). Territorial Bancorp shareholders will also be able to obtain these documents, free of charge, from Territorial Bancorp at https://www.tsbhawaii.bank/tsb/investor-relations/. 2

Strong Capital & Liquidity • Total capital ratio was 14.19% at 3/31/24, +27bps QoQ. All regulatory capital ratios expanded QoQ • Tangible common equity (“TCE”) ratio(1) was 9.33% at 3/31/24, +47bps QoQ • Announced signing of definitive merger agreement with Territorial Bancorp Inc. (Nasdaq: TBNK) on 4/29/24 Deposits • Deposits of $14.8B at 3/31/24, stable QoQ • All business lines exceeded deposit growth targets for 1Q24 • Growth in customer deposits offset a planned reduction of brokered time deposits (-$183MM QoQ) Loans • Loans receivable of $13.7B at 3/31/24 (-1% QoQ) • Growth in SBA and residential mortgage, decrease in commercial and CRE loans • Gross loan-to-deposit ratio of 93% at 3/31/24 Asset Quality • 1Q24 net charge offs of $3.5MM, equivalent to 0.10% of average loans annualized Earnings • 1Q24 net income: $25.9MM (-2% QoQ), or $0.21 per diluted share • 1Q24 net income excl. notable items1: $27.4MM, or $0.231 per diluted share • 1Q24 notable items: merger-related expenses ($752K after tax), FDIC special assessment ($721K after tax) and restructuring-related charges ($103K after tax) Q1 2024 Financial Overview Total Capital & TCE Ratio at 3/31/24 14.19% / 9.33% NPA/Total Assets at 3/31/24 0.59% Gross Loans at 3/31/24 $13.7B Total Deposits at 3/31/24 $14.8B 3 1Q24 Net Income & EPS $25.9MM / $0.21 Excl. notable items $27.4MM / $0.23 (1) TCE ratio, net income excluding notable items and earnings per share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Territorial Bancorp (TBNK) Pending Merger Highlights Nasdaq: HOPE Nasdaq: TBNK ▪ Creates the largest U.S. regional bank catering to multi-ethnic customers across the continental United States and the Hawaiian Islands ▪ TBNK bolsters Combined Company’s core funding base with $1.6 billion in low-cost deposits as of 12/31/23 ▪ Accelerates diversification of Combined Company’s loan portfolio by more than doubling HOPE’s residential mortgage balances ▪ Market share growth opportunities by leveraging larger balance sheet, more resources, enhanced technology and broader array of banking products & services for enhanced customer experience Strategically Compelling ▪ Merger consideration of $78.6 million, or $8.82 per TBNK share(1) ▪ Fixed exchange ratio: 0.8048 HOPE shares per TBNK share in an all-stock transaction ▪ Expected to be immediately accretive after the close with double-digit percentage EPS growth. Targeting deal close by year-end 2024 ▪ Strong capital to support growth of the Combined Company Financially Attractive ▪ Shared corporate values that preserve and build on TBNK’s 100+ year legacy of providing personalized customer service and supporting local communities ▪ To ensure continuity for customers and employees after the close, legacy TBNK will do business under the Territorial Savings Bank brand, as a trade name of Bank of Hope ▪ Continued dedication to and investment in the Hawai‘i communities Culturally Aligned (1) Based on HOPE closing price of $10.96 as of 4/26/24 4 ref Strong Capital Ratios 5 Common Equity Tier 1 Capital Ratio • All capital ratios increased QoQ: All regulatory capital ratios meaningfully above requirements for “well-capitalized” financial institutions • Pro Forma capital very strong: Adjustments for the allowance for credit losses (“ACL”) and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still result in very strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, equivalent to $0.56 per share annualized. Equivalent to a dividend yield of 4.87% at 3/31/24 • No stock buybacks during 1Q24 • Equity: Book value per common share of $17.51 & TCE per share1 of $13.63 at 3/31/24. Equity stable QoQ, reflecting growth in retained earnings offset by a negative change in accumulated other comprehensive income (“AOCI”). Tangible Common Equity Ratio(1) Total Capital Ratio Leverage Ratio Well Capitalized 6.50% Well Capitalized 10.00% Well Capitalized 5.00% (1) TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. * Pro Forma ratios at 3/31/24 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet ACL not already in capital; (b) treatment of held-to-maturity (“HTM”) securities as if they were available- for-sale (“AFS”), with unrealized losses in AOCI; and (c) removal of the AOCI opt-out in calculating regulatory capital.

Diverse & Granular Deposit Base 6 Noninterest Bearing Demand Deposits 25% Money Market, Interest Bearing Demand & Savings 36% Time Deposits 39% $14.8B Total Deposits (at 3/31/24) Consumer 38% Commercial & Wholesale 62% • Average commercial & wholesale deposit account size: approx. $265,000 • Average consumer deposit account size: approx. $50,000 • Total deposits of $14.8B at 3/31/24, stable QoQ • Customer deposit growth across all business lines offset planned reduction of brokered time deposits Deposit Composition by Product Type Deposit Composition by Customer Type $14.8B Total Deposits (at 3/31/24)

Well-Balanced Loan Portfolio 7 • Loan portfolio well-diversified across major loan types of nonowner- occupied CRE, C&I, owner-occupied CRE, multifamily residential (“MFR”), and residential mortgage • Total loans receivable: $13.7B at 3/31/24, -1% QoQ • 1Q24: growth in SBA and residential mortgage loans, offset by decreases in commercial and CRE loans Nonowner- Occupied CRE 34% Owner-Occupied CRE 21% C&I 29% Residential Mortgage & Other 7% Multifamily Residential 9% $13.7B Loans Receivable (at 3/31/24) $0.9B Avg Size: $0.6MM $4.6B Avg Size: $2.3MM $2.9B Avg Size: $1.5MM $4.1B Avg Size: $1.5MM $1.2B Avg Size: $2.3MM

As a % of Total Loans: Avg Loan Size: Weighted Avg LTV(1): 12% Multi-tenant Retail $1,666MM $2.3MM 43.1% 9% Industrial & Warehouse $1,222MM $2.3MM 41.0% 9% Multifamily $1,213MM $2.3MM 58.6% 7% Gas Station & Car Wash $1,014MM $1.7MM 48.2% 6% Mixed Use $862MM $2.0MM 42.1% 6% Hotel/Motel $786MM $2.1MM 45.5% 5% Single-tenant Retail $668MM $1.4MM 47.1% 3% Office $401MM $2.1MM 51.9% 7% All Other $876MM $1.5MM 37.5% Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%: 56% > 50% - 55%: 13% > 55% - 60%: 11% > 60% - 65%: 7% > 65% - 70%: 5% > 70%: 8%$8.7B CRE Portfolio (at 3/31/24) 46% Weighted Avg LTV(1) (1) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. • Total CRE loans of $8.7B at 3/31/24, -1% QoQ. Portfolio consists of $4.6B of nonowner-occupied CRE, $2.9B of owner-occupied CRE, and $1.2B of MFR • CRE Office: Represented less than 3% of total loans at 3/31/24, with no central business district exposure 8 $8.7B CRE Portfolio (at 3/31/24)

Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 3/31/24)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV[1]
> $30MM	$ 290	7	$ 41.5	62.5%
$20MM - $30MM	$ 637	26	$ 24.5	43.1%
$10MM - $20MM	$ 1,230	89	$ 13.8	48.5%
$5MM - $10MM	$ 1,682	249	$ 6.8	48.6%
$2MM - $5MM	$ 2,508	809	$ 3.1	46.0%
< $2MM	$ 2,361	3,250	$ 0.7	40.8%
Total CRE Portfolio	**$ 8,708**	**4,430**	**$ 2.0**	**45.9%**

(1) **Weighted average LTV:** Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot.

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees
- 98.2% of total CRE portfolio was pass-graded at 3/31/24

CRE Portfolio by Geographic Submarket

($ Millions)



$8.7B
CRE Portfolio
(at 3/31/24)
Other States
$1081
Illinois
$146
Washington
$216
Texas
$523
New Jersey
$375
Other New York
$319
Kings County
$164
Queens County
$444
Manhattan
$145
Other NorCal
$349
Greater SF Bay Area
$252
San Francisco, $40
LA Fashion District
$224
Gateway Cities
$648
San Gabriel Valley
$245
South Bay
$237
LA Koreatown
$589
Other LA County (No exposure to downtown commercial business district)
$1,421
Orange County
$633
San Bernardino County
$303
Riverside County
$220
Other SoCal
$414
SoCal
NorCal
NY/NJ
Texas
Washington
Illinois
Other States

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Net Interest Income & Net Interest Margin



Net Interest Income & Net Interest Margin
($ Millions)
QoQ change
$134
$131
$135
$126
$115
3.02%
2.70%
2.83%
2.70%
2.55%
-2%
+4%
-7%
-9%
1Q23
2Q23
3Q23
4Q23
1Q24
Net Interest Income
Net Interest Margin (annualized)



QoQ Change in Net Interest Margin
2.70%
+2bps
Decrease in avg IB deposits
+2bps
Decrease in avg balance of borrowings
+1bps
Loan yield expansion
-2bps
Decrease in avg interest earning cash
-6bps
Decrease in avg loans
-12bps
Increase in cost of IB deposits
2.55%
4Q23
1Q24 NIM change: -15bps QoQ
1Q24
Increase
Decrease
Total

- 1Q24 net interest income ("NII") of $115MM, -9% QoQ from 4Q23
- Paid off $1.0B Bank Term Funding Program ("BTFP") funding at end of 1Q24, using interest-earning cash. Paid off remaining $695MM in early April, using interest-earning cash. NII from positive spread earned on BTFP: $3.6MM in 1Q24, $4.0MM in 4Q23
- All else equal, the payoff of the BTFP is expected to be a positive to NIM

- 1Q24 net interest margin ("NIM") of 2.55%, -15bps QoQ
- QoQ decrease in NIM driven by a higher cost of IB deposits and a lower volume of loans and interest earning cash, partially offset by positive impact from a lower volume of interest bearing funding and a higher loan yield

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2.37% 2.79% 2.98% 3.15% 3.36%3.36% 3.87% 4.10% 4.32% 4.51% 4.69% 5.16% 5.43% 5.50% 5.50% 1Q23 2Q23 3Q23 4Q23 1Q24 Total COD (annualized) Cost of IB Deposits (annualized) Avg Fed Funds Rate Average Loans & Deposits, Yields & Rates 11 Average Deposits Average Loans Receivable ($ Billions) ($ Billions) $15.2 $15.1 $14.6 $14.1 $13.7 12.25 12.75 13.25 13.75 14.25 14.75 15.25 15.75 1Q23 2Q23 3Q23 4Q23 1Q24 11.1 11.4 11.4 11.1 11.1 4.7 4.4 4.3 4.1 3.8 1Q23 2Q23 3Q23 4Q23 1Q24 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 5.75% 5.99% 6.27% 6.24% 6.25% 4.69% 5.16% 5.43% 5.50% 5.50% 1Q23 2Q23 3Q23 4Q23 1Q24 Avg Loan Yield (annualized) Avg Fed Funds Rate Average Loan-to-Deposit Ratio 96% 96% 93% 92% 93% Average Cost of Deposits (“COD”) Relative to Fed Funds Rate Average Loan Yield Relative to Fed Funds Rate $15.8 $14.9$15.3$15.7$15.8

2.2 2.3 2.4 2.5 2.6 2.2 1.9 6.6 7.0 5.9 6.8 5.7 5.8 1Q23 2Q23 3Q23 4Q23 1Q24 Gain from Investment in Affordable Housing Partnership Other Income & Fees Net Gains on SBA Loan Sales Service Fees on Deposit Accounts Noninterest Income 12 Noninterest Income ($ Millions) $17.0 $8.3 $9.3 $8.3 $11.0 • 1Q23 noninterest income of $8MM vs. $9MM in 4Q23 – QoQ growth in deposit service fees offset by a decrease in other noninterest income • No SBA loan gain on sales (“GOS”) in 1Q24: continuously evaluating premiums available in the secondary market – Secondary market premiums have improved by April 2024 compared with beginning of year

Noninterest Expense & Efficiency



Noninterest Expense(1)
(excl. notable items)
($ Millions)
GAAP Noninterest Expense
$86.8
$99.2
$84.8
$88.7
$87.2
$86.3(2)
$84.1(2)
$82.7(2)
17.1
1.8
12.6
57.2
17.8
4.7
12.4
52.3
18.8
3.7
12.8
51.0
21.1
3.1
12.5
47.4
19.9
2.9
12.1
47.8
1Q23
2Q23
3Q23
4Q23
1Q24
Salary & Employee Benefits
Occupancy & FF&E
FDIC Assessment
Other Expenses



Efficiency Ratio &
Noninterest Expense to Average Assets
61.3%
59.1%
60.4%
73.4%
62.2%(3)
68.8%
67.0%(3)
1.86%
1.70%
1.73%
2.02%
1.72%3
1.77%
1.73%3
1Q23
2Q23
3Q23
4Q23
1Q24
Efficiency Ratio
Efficiency Ratio(3)
(excl. notable items)
Noninterest Expense/Avg Assets (annualized)
Noninterest Expense/Avg Assets (annualized)(3)
(excl. notable items)

- 1Q24 GAAP noninterest expense of $85MM
  - Notable items (pre-tax): $1MM merger-related expenses, $1MM incremental FDIC special assessment & $143K restructuring-related costs
- Excluding notable items, 1Q24 noninterest expense of $83MM(2) down 2% QoQ and down 7% YoY, reflecting benefits from 4Q23 restructuring
- Salaries & employee benefits expense increased +1% QoQ, due to seasonal factors, and are down 16% YoY, largely reflecting benefits from restructuring

(1) The Noninterest expense chart columns present noninterest expense excluding notable items. Noninterest expense excludes provision for unfunded loan commitments, which has been reclassified to the provision for credit losses.

(2) Noninterest expense excluding notable items totaled $82.7MM in 1Q24, $84.1MM for 4Q23 and $86.3MM for 3Q23.

(3) Noninterest expense excluding notable items, efficiency ratio excluding notable items and noninterest expense/average assets (annualized) excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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$164 $173 $159 $159 $159 1.09% 1.16% 1.11% 1.15% 1.16% 1Q23 2Q23 3Q23 4Q23 1Q24 ACL ACL Coverage Ratio • Allowance for credit losses (“ACL”) stable QoQ at $159MM at 3/31/24. • ACL coverage ratio: 1.16% of loans receivable at 3/31/24, +1bps from 1.15% at 12/31/23 and +7bps from 12/31/23 • Net charge offs (“NCO”) ratio: 10bps of average loans, annualized, in 1Q24 • Nonperforming assets (“NPA”) of $107MM at 3/31/24, vs. $46MM at 12/31/23 or $80MM at 3/31/23 – Increase largely driven by one relationship consisting of three CRE loans. Exposure fully secured with sales agreements in place for the collateral properties Asset Quality Metrics 14 Provision for Credit Losses & Net Charge Offs (Recoveries) Nonperforming Assets RatioAllowance for Credit Losses & Coverage Ratio Criticized Loans Ratio $3.3 $9.0 $16.9 $2.4 $2.6$0.1 ($0.6) 31.0 $1.8 $3.5 0.00% (0.01)% 0.85% 0.05% 0.10% 1Q23 2Q23 3Q23 4Q23 1Q24 Provision for Credit Losses NCO (Recoveries) NCO (Recovery) Ratio (annualized) 2.02% 2.32% 2.52% 2.33% 3.07% 1Q23 2Q23 3Q23 4Q23 1Q24 Total Criticized Loans as a % of Total Loans ($ Millions) ($ Millions) 0.39% 0.38% 0.31% 0.24% 0.59% 1Q23 2Q23 3Q23 4Q23 1Q24 NPAs/Total Assets

Management's Updated Financial Outlook for 4Q24* vs. 4Q23

	4Q23 actual ($ Millions)	*Prior Outlook as of 1/30/24*	Updated Outlook for 4Q24* *vs. 4Q23 actual*	Comments
Average Loans	$ 14,053	***Low single-digit % growth***	*Unchanged*	▪ Reorganized frontline pivoting to growth ▪ Expecting payoffs to moderate in 2024 ▪ Anticipating loan growth to be weighted toward 2H 2024 ▪ Expecting to maintain avg. gross loan-to-deposit ratio below 95%
Net Interest Income	$ 126	*Low single-digit % decline* ▪ *Five Fed Funds rate cuts & Fed Funds upper target rate of 4.25% by 12/31/24*	***5-7% decline*** ▪ ***One 25-bps Fed Funds rate cut in Sep. 2024 & Fed Funds upper target rate of 5.25% by 12/31/24***	▪ Rate assumptions based on current implied forward interest rate curve ▪ Paid off $1.0B BTFP at end of March & remaining $695MM in early April with interest-earning cash ▪ NII from spread earned on BTFP: $3.6MM in 1Q24 and $4.0MM in 4Q23
SBA Loan Gain on Sale	$ – (no sales)	*Return to SBA sales when market conditions warrant*	***Likely to resume SBA loan sale activity with a small volume in 2Q24***	▪ Secondary market premiums improved in April 2024 vs. beginning of year ▪ Expect ongoing sales based on market conditions & premiums
Noninterest Expense (1) *(excluding notable items)*	$ 85	***>5% decrease***	*Unchanged*	▪ Benefits from reorganization and process improvements
ACL Coverage	1.15%	***Stable ACL coverage***	*Unchanged*	▪ Based on current economic outlook, expecting essentially stable ACL coverage: 1.16% @ 3/31/24 & 1.15% @ 12/31/23
Operating Leverage	**Expecting to generate positive operating leverage between 4Q24 and 4Q23:** Decrease in expenses + gains on sale of SBA loans more than offset pressure from net interest income			

* Outlook excludes impact of pending merger with Territorial Bancorp (TBNK), announced on 4/29/24, which expected to close by year-end 2024.

* The updated Financial Outlook for 4Q24 is presented as of April 29, 2024, reflects the Company's financial outlook for 4Q24 vs. actual results in 4Q23, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 4Q24 is dependent on macroeconomic factors, including, but limited to, changes to market interest rates, and reflects expectations as of the date of this presentation. The Financial Outlook for 4Q24 contains forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 4Q24. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

(1) Noninterest expense excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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Q&A 2024 First Quarter Earnings Conference Call 16

Appendix 17

Strategic Reorganization 18 Realignment Around Lines of Business and Products, to Better Serve Client Base & Run Bank More Efficiently RETAIL BANKING COMMERCIAL BANKING CORPORATE & INSTITUTIONAL BANKING FEE-BASED BUSINESS GROUP Consolidation under one leader to foster consistency of client experience, standardize processes, and improve efficiency Separated from commercial banking to oversee all retail banking activities, mortgage, branch network Expansion and deepening of total banking relationships and corporate deposit opportunities Partner with all Business Groups to drive growth in operating deposit accounts, accelerate fee-based revenue, and expand customer wallet share Focus: treasury management solutions, FX and interest rate risk management Focus: middle-market, corporate & institutional banking, specialized industries Focus: Korean subsidiary, traditional commercial, business banking, SBA and CRE Focus: consumer deposits, residential mortgage, and community investment Four Distinct Business Groups: ▪ Consistency in delivery of excellent client service ▪ Empowered deposit growth engines and enhanced revenue generation ▪ More efficient allocation of resources and minimized redundancies ▪ Sustainably expanded profitability Benefits Sustainably Improved Profitability & Growth ▪ Optimized production capacity ▪ Reduced workforce ▪ Branch rationalization ▪ Wind down of non-core businesses ▪ Streamlined back-office operations & operational process improvements Actions

High single-digit % growth Targeting balanced growth across all business lines in normalized operating environment Planning to maintain loan-to- deposit ratio <95% Loan Growth >10% • Targeting medium-term annual revenue growth > loan growth • Accelerated fee income growth • Expanding net interest margin due to improved funding mix & interest rate changes implied by the current forward rate curve Revenue Growth <50% Targeting efficiency ratio improvement driven by revenue growth, expense management discipline, and operational process improvement Efficiency Ratio >1.2% Targeting attractive levels of returns driven by improved profitability Return on Avg Assets Medium-Term Targets* 19 Anticipated positive impact from strategic reorganization expected to drive operational efficiencies and greater returns in the medium term. * The Medium-Term Targets reflect the Company’s current projections for 2026 and beyond. The Company’s Medium-Term Targets are presented as of April 29, 2024, reflect the Company’s current outlook for 2026 and beyond, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. Macroeconomic assumptions underpinning the Company’s Medium-Term Targets reflect the current forward interest rate curve and assumes ongoing positive economic growth over the medium term, but at a slower pace when compared with 2023. The Company’s Medium-Term Targets and current projections for 2026 and beyond are each dependent on macroeconomic factors, including, but not limited to, changes to market interest rates, and reflects expectations as of the date of this presentation. The Medium-Term Targets and macroeconomic assumptions contain forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Medium-Term Targets. Please refer to the “forward-looking statements” on Slide 2 of this presentation.

Bank of Hope’s Roots 20 (Est. 1980 in Los Angeles) 2nd Merger of Equals Jul 2016 Liberty Bank of New York May 2006 Mirae Bank Jun 2009 BankAsiana Oct 2013 Saehan Bank Nov 2013 1st Merger of Equals Nov 2011 Pacific International Bank Feb 2013 Foster Bank Aug 2013 (Est. 1989 in Los Angeles) Asiana Bank Aug 2003 (Est. 1986 in Los Angeles) Innovative Bank Apr 2010 Announced: April 29, 2024 Combination with TBNK fits well into HOPE’s long-term growth strategy

Summary Income Statement 21 ($ in thousands, except per share and share data) 1Q24 4Q23 QoQ % change 1Q23 YoY % change Net interest income before provision for credit losses $ 115,047 $ 125,916 (9)% $ 133,878 (14)% Provision for credit losses 2,600 2,400 8% 3,320 (22)% Net interest income after provision for credit losses 112,447 123,516 (9)% 130,558 (14)% Noninterest income 8,286 9,280 (11)% 10,978 (25)% Noninterest expense 84,839 99,191 (14)% 88,734 (4)% Noninterest expense excluding notable items(1) 82,652 84,144 (2)% 88,734 (7)% Income before income taxes 35,894 33,605 7% 52,802 (32)% Income tax provision 10,030 7,124 41% 13,681 (27)% Net income $ 25,864 $ 26,481 (2)% $ 39,121 (34)% Net income excluding notable items(1) $ 27,440 $ 38,338 (28)% $ 39,121 (30)% Earnings Per Common Share - Diluted $0.21 $0.22 $0.33 Earnings Per Common Share excluding notable items(1) - Diluted $0.23 $0.32 $0.33 Weighted Average Shares Outstanding - Diluted 121,020,292 120,761,112 120,242,295 (1) Noninterest expense excluding notable items, net income excluding notable items, and diluted earnings per common share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Summary Balance Sheet

($ in thousands, except per share data)	3/31/24	12/31/23	QoQ % change	3/31/23	YoY % change
Cash and due from banks	$ 1,185,296	$ 1,928,967	(39)%	$ 2,212,637	(46)%
Investment securities	2,277,990	2,408,971	(5)%	2,231,989	2 %
Federal Home Loan Bank ("FHLB") stock and other investments	61,175	61,000	— %	59,962	2 %
Loans held for sale, at the lower of cost or fair value	2,763	3,408	(19)%	125,268	(98)%
Loans receivable	13,719,178	13,853,619	(1)%	15,064,849	(9)%
Allowance for credit losses	(158,758)	(158,694)	— %	(163,544)	(3)%
Net loans receivable	**13,560,420**	**13,694,925**	**(1)%**	**14,901,305**	**(9)%**
Goodwill and intangible assets	467,984	468,385	— %	469,728	— %
Other assets	532,586	565,866	(6)%	567,995	(6)%
Total assets	**$ 18,088,214**	**$ 19,131,522**	**(5)%**	**$ 20,568,884**	**(12)%**
Deposits	$ 14,753,417	$ 14,753,753	— %	$ 15,828,209	(7)%
FHLB and Federal Reserve Bank borrowings	795,634	1,795,726	(56)%	2,130,000	(63)%
Other liabilities	426,893	460,800	(7)%	552,095	(23)%
Total liabilities	**$ 15,975,944**	**$ 17,010,279**	**(6)%**	**$ 18,510,304**	**(14)%**
Total stockholders' equity	**2,112,270**	**2,121,243**	**— %**	**2,058,580**	**3 %**
Book value per share	$17.51	$17.66	(1)%	$17.17	2 %
Tangible book value per share[(1)]	$13.63	$13.76	(1)%	$13.26	3 %
Tangible common equity ratio[(1)]	9.33%	8.86%		7.91%	
Loan-to-deposit ratio	93.0%	93.9%		96.0%	

(1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

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Appendix: Non-GAAP Financials Reconciliation Management reviews select non-GAAP financial measures in evaluating the Company’s and the Bank’s financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below. Tangible Common Equity (TCE) 23 Return on Average Tangible Common Equity (ROTCE) ($ in thousands, except per share info) 1Q24 4Q23 1Q23 Total stockholders’ equity $ 2,112,270 $ 2,121,243 $ 2,058,580 Less: Goodwill and core deposit intangible assets, net (467,984) (468,385) (469,728) TCE $ 1,644,286 $ 1,652,858 $ 1,588,852 Total assets $ 18,088,214 $ 19,131,522 $ 20,568,884 Less: Goodwill and core deposit intangible assets, net (467,984) (468,385) (469,728) Tangible assets $ 17,620,230 $ 18,663,137 $ 20,099,156 TCE Ratio 9.33% 8.86% 7.91% Common shares outstanding 120,610,029 120,126,786 119,865,732 TCE per share $ 13.63 $ 13.76 $ 13.26 ($ in thousands) 1Q24 4Q23 1Q23 Average stockholders’ equity $ 2,126,333 $ 2,048,335 $ 2,046,159 Less: Average goodwill and core deposit intangible assets, net (468,229) (468,622) (469,992) Average TCE $ 1,658,104 $ 1,579,713 $ 1,576,167 Net income $ 25,864 $ 26,481 $ 39,121 ROTCE (annualized) 6.24% 6.71% 9.93%

Appendix: Non-GAAP Financials Reconciliation (cont'd)

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Profitability Ratios Excluding Notable Items

($ in thousands)		1Q24		4Q23		1Q23
Net income	$	**25,864**	$	**26,481**	$	**39,121**
Notable items:						
FDIC special assessment expense		1,000		3,971		–
Restructuring costs		143		11,076		–
Merger-related costs		1,044		–		–
Total notable items		**2,187**		**15,047**		**–**
Tax provision		611		3,190		–
Less: total notable items, net of tax provision	$	1,576	$	11,857	$	–
Net income excluding notable items	$	**27,440**	$	**38,338**	$	**39,121**
Diluted common shares		121,020,292		120,761,112		120,242,295
EPS excluding notable items	$	**$0.23**	$	**$0.32**	$	**0.33**
Average assets		19,140,775		19,600,942		19,087,170
ROA excluding notable items		**0.57%**		**0.78%**		**0.82%**
Average equity		2,126,333		2,048,335		2,046,159
ROE excluding notable items		**5.16%**		**7.49%**		**7.65%**
Average TCE	$	1,658,104	$	1,579,713	$	1,579,167
ROTCE excluding notable items		**6.62%**		**9.71%**		**9.33%**

Efficiency Ratios Excluding Notable Items

($ in thousands)		1Q24		4Q23		1Q23
Noninterest expense	$	**84,839**	$	**99,191**	$	**88,734**
Less: notable items:						
FDIC special assessment expense		(1,000)		(3,971)		–
Restructuring costs		(143)		(11,076)		–
Merger-related costs		(1,044)		–		–
Noninterest expense excluding notable items	$	**82,652**	$	**84,144**	$	**88,734**
Revenue	$	**123,333**	$	**135,196**	$	**144,856**
Efficiency ratio excluding notable items		**67.02%**		**62.24%**		**61.26%**
Average assets		19,140,775		19,600,942		19,087,170
Noninterest expense/average assets excluding notable items		**1.73%**		**1.72%**		**1.86%**

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